ONE GAS, INC. ANNUAL OFFICER INCENTIVE PLAN Amended and Restated Effective January 1, 2024 ARTICLE I PURPOSE 1.1 Purpose of the Plan. The ONE Gas, Inc. Annual Officer Incentive Plan (the “Plan”) is a performance-based annual bonus program. The purpose of the Plan is to provide cash-based incentive compensation to those officers who, in the opinion of ONE Gas, Inc. (the “Company”), contribute significantly to the growth and success of the Company; and to align the interests of those who hold positions of major responsibility in the Company with the interests of Company shareholders. ARTICLE II DEFINITIONS Unless context otherwise indicates, the following definitions shall be applicable: 2.1 “Award” shall mean a right granted to a Participant pursuant to Article IV of the Plan to receive a cash payment from the Company based upon achievement of Performance Goal(s) during the relevant Performance Period and subject to the Committee’s discretion pursuant to Section 6.2 of the Plan. 2.2 “Base Wages Earned” shall mean the Participant’s base salary earned for the Performance Period, before deductions for taxes or benefits and deferrals of compensation pursuant to any Company sponsored plans. Base Wages Earned does not include incentives, bonuses, benefits, or any other type of pay other than base salary. 2.3 “Board” shall mean the Board of Directors of the Company. 2.4 “Change of Control” shall mean the occurrence of any of the following: (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the “Voting Securities”) by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the then outstanding Shares or the combined voting power of the Company’s then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred pursuant to this Section 2.4(a), Shares or Voting Securities which are acquired in a “Non-Control Acquisition” (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any company or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned or controlled, directly or indirectly, by the Company (for purposes of this definition, a “Related Entity”), (ii) the Company or any Related Entity, or (iii) any Person in connection with a “Non-Control Transaction” (as hereinafter defined); (b) The individuals who, as of November 18, 2016, are members of the Board of Directors (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board of Directors; or, following a Merger which results in a Parent Company, the board of directors of the ultimate Parent Company; provided, however, that if the election, or Exhibit 10.23

2 nomination for election by the Company’s common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors (a “Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or (c) The consummation of: (1) A merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued (a “Merger”), unless such Merger is a “Non-Control Transaction.” A “Non-Control Transaction” shall mean a Merger where: (A) the stockholders of the Company, immediately before such Merger, own directly or indirectly immediately following such Merger at least fifty percent (50%) of the combined voting power of the outstanding voting securities of (x) the company resulting from such Merger (the “Surviving Company”) if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Company is not Beneficially Owned, directly or indirectly by another Person (a “Parent Company”), or (y) if there is one or more Parent Companies, the ultimate Parent Company; (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such Merger constitute at least a majority of the members of the board of directors of (i) the Surviving Company, if there is no Parent Company, or (ii) if there is one or more Parent Companies, the ultimate Parent Company; and (C) no Person other than (1) the Company, (2) any Related Entity, (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such Merger was maintained by the Company or any Related Entity, or (4) any Person who, immediately prior to such Merger had Beneficial Ownership of thirty percent (30%) or more of the then outstanding Voting Securities or Shares, has Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the outstanding voting securities or common stock of (i) the Surviving Company if there is no Parent Company, or (ii) if there is one or more Parent Companies, the ultimate Parent Company. (2) A complete liquidation or dissolution of the Company; or (3) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Related Entity or under conditions that would constitute a Non-Control Transaction with the disposition of assets being regarded as a Merger for this purpose or the distribution to the Company’s stockholders of the stock of a Related Entity or any other assets). Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted Exhibit 10.23

3 amount of the then outstanding Shares or Voting Securities if: (1) such acquisition occurs as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this subparagraph) as a result of the acquisition of Shares or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities which increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur, or (2) (A) within five business days after a Change in Control would have occurred (but for the operation of this subparagraph), or if the Subject Person acquired Beneficial Ownership of twenty percent (20%) or more of the then outstanding Shares or the combined voting power of the Company’s then outstanding Voting Securities inadvertently, then after the Subject Person discovers or is notified by the Company that such acquisition would have triggered a Change in Control (but for the operation of this subparagraph), the Subject Person notifies the Board of Directors that it did so inadvertently, and (B) within two business days after such notification, the Subject Person divests itself of a sufficient number of Shares or Voting Securities so that the Subject Person is the Beneficial Owner of less than twenty percent (20%) of the then outstanding Shares or the combined voting power of the Company’s then outstanding Voting Securities. Notwithstanding any provisions to the Plan to the contrary, with respect to an Award subject to Section 409A of the Code that provides for payment upon a Change in Control, then no Change in Control shall be deemed to have occurred upon an event described in this Section 2.4 unless the event would also constitute a “change in ownership” of the Company, a “change in effective control” of the Company, or a “change in ownership of a substantial portion of the Company’s assets” under Section 409A of the Code. 2.5 “Child(ren)” shall mean the Participant’s child(ren) including the Participant’s: (a) natural child(ren); (b) stepchild(ren); and (c) adopted child(ren) and child(ren) Placed for Adoption. 2.6 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time; references to particular sections of the Code include references to regulations and rulings thereunder and to successor provisions. 2.7 “Committee” shall mean the Executive Compensation Committee of the Board. 2.8 “Company” shall mean ONE Gas, Inc., its divisions and subsidiaries, or, any successor thereto by merger, consolidation, liquidation or other reorganization. 2.9 “Disability” shall mean a physical or mental infirmity which impairs the Participant's ability to perform substantially his or her duties for a period of one-hundred eighty (180) consecutive days. With respect to any Award that is subject to Section 409A of the Code that provides for payment due to a Participant’s Disability, the Committee may not find that a Disability exists with respect to such Participant unless, in the Committee’s opinion, such Participant is also “disabled” within the meaning of Code Section 409A. 2.10 “Domestic Partner” shall mean a person of the same or opposite sex with whom the Participant established a Domestic Partnership, and such Domestic Partnership was in place immediately prior to such Participant’s death. 2.11 “Domestic Partnership” shall mean a relationship between the Participant and one other person of the same or opposite sex to which all of the following requirements apply to both persons: (a) share a close and committed relationship and are not related to one another in a way that marriage would otherwise prohibit under the laws of the sate in which they reside; (b) are not legally married to, legally Exhibit 10.23

4 separated from, or the Domestic Partner of another individual under either statutory or common law; (c) are both at least eighteen (18) years old and mentally competent to enter into a contract according to state laws; (d) share the same regular, permanent residence and reside in the same household for at least the immediately preceding twelve (12) months; (e) are not in the relationship solely for the purpose of obtaining benefits; (f) are financially interdependent and are jointly responsible for each other’s common welfare and shared financial obligations; and (g) provide an Affidavit of Domestic Partnership and Certification of Tax Dependent Status. 2.12 “Employee” shall mean an active full-time employee of the Company, and shall exclude independent contractors, or leased or temporary employees. Employees included in other annual cash incentive plans (including but not limited to participants in the ONE Gas, Inc. Annual Employee Incentive Plan) shall not be considered as Employees for the purpose of this Plan. Except as otherwise specifically provided in this Plan, separated and retired employees shall not be considered as Employees for purposes of this Plan. 2.13 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time. 2.14 “GAAP” shall mean generally accepted accounting principles set forth in the opinions, statements and pronouncements of the Financial Accounting Standards Board (or predecessors or successors thereto or agencies with similar functions) or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination and in any event applied in a manner consistent with the application thereof used in the preparation of the Company’s financial statements. 2.15 “Participant” shall mean an Employee of the Company who is eligible to participate in the Plan under the eligibility provisions of Article IV. 2.16 “Performance Goal” shall mean performance objectives established by the Committee for each Performance Period for the purpose of determining the extent to which a Participant will receive an Award for such Performance Period. Each Performance Goal selected for a particular Performance Period shall include any one or more of the following performance criteria, either individually or in any combination, applied to the Company as a whole, to a Subsidiary, to a business unit of the Company or any Subsidiary, to an affiliate of the Company or any Subsidiary or to any individual, measured either annually or cumulatively over a period of time, on an absolute basis or relative to an identified index or peer group, and, where applicable, may be measured on a pre-tax or post-tax basis, in the aggregate or on a per- share basis and on an absolute basis or as a percentage change over a period of time: (i) increased revenue; (ii) net income measures, including without limitation, income after capital costs, and income before or after taxes; (iii) stock price measures, including without limitation, growth measures and total stockholder return; (iv) market share; (v) earnings per share (actual or targeted growth); (vi) earnings before interest, taxes, depreciation, and amortization; Exhibit 10.23

5 (vii) economic value added; (viii) cash flow measures, including without limitation, net cash flow, and net cash flow before financing activities; (ix) return measures, including without limitation, return on equity, return on average assets, return on capital, risk adjusted return on capital, return on investors’ capital and return on average equity; (x) operating measures, including without limitation, operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes, and production efficiency; (xi) expense measures, including but not limited to, finding and development costs, overhead costs, and general and administrative expense; (xii) margins; (xiii) shareholder value; (xiv) reserve addition; (xv) proceeds from dispositions; (xvi) total market value; and (xvii) corporate value criteria or standards including, without limitation, ethics, environmental and safety compliance. 2.17 “Performance Period” shall mean the period designated by the Committee and communicated to each Participant over which the attainment of the Performance Goal(s) will be measured for purposes of determining payment of an Award or, for an Employee who is first hired as an employee after the first day of such period and who becomes a Participant during such period, such portion of the period as determined by the Committee. 2.18 “Placed for Adoption” shall mean when an individual is lawfully placed with another individual for legal adoption. 2.19 “Plan” shall mean the ONE Gas, Inc. Annual Officer Incentive Plan. 2.20 “Retirement” shall mean a voluntary termination of employment of the Participant with the Company by the Participant if at the time of such termination of employment the Participant has completed both five (5) years of service with the Company and attained age fifty (50). For this purpose, “years of service” means the number of full years of service of a Participant, based on such Participant’s period of continuous employment with the Company. 2.21 “SEC Rule 16b-3” shall mean Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act, as such rule or any successor rule may be in effect from time to time. 2.22 “Spouse” shall mean an individual to whom you are legally married. 2.23 “Subsidiary” shall mean any entity that is directly or indirectly controlled by the Company; as determined by the Committee. Exhibit 10.23

6 ARTICLE III PLAN ADMINISTRATION 3.1 The Committee. The Plan will be administered by a committee appointed by the Board consisting of two or more directors, each of whom is a “non-employee director” within the meaning of SEC Rule 16b-3(the “Committee”). The Committee may adopt rules and regulations for carrying out the Plan and may designate such other committee or committees, in its discretion, to administer the Plan with respect to Participants who are not subject to Section 16 of the Exchange Act. The interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel. In accordance with and subject to the provisions of the Plan, the Committee will have full authority and discretion with respect to Awards made under the Plan, including without limitation the following: (a) selecting the officers for participation in the Plan; (b) establishing the terms of each Award; (c) determining the time or times when Awards will be granted; and (d) establishing the restrictions and other conditions to which the payment of Awards may be subject. Each determination, interpretation, or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons. 3.2 Adjustments. The Committee may provide in any Award that any evaluation of performance may include or exclude the impact, if any, on reported financial results of any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) changes in tax laws, accounting principles or other laws or provisions, (d) reorganization or restructuring programs, (e) acquisitions or divestitures, (f) foreign exchange gains and losses or (g) gains and losses that are treated as unusual in nature or that occur infrequently under Accounting Standards Codification Topic 225. ARTICLE IV PARTICIPATION 4.1 Designation of Participants. The Participants for any Performance Period shall be those officers who are granted Awards by the Committee under the Plan for such Performance Period. On or before March 1 of each Performance Period, the Committee shall select the Participants and determine their Awards for that Performance Period. The Committee will notify or cause Participants to be notified of their eligibility to participate, and the terms thereof, in writing. 4.2 Partial Year Participation. If an Employee begins employment or is promoted to an eligible position after the beginning of a Performance Period, the Committee, in its discretion, may determine whether such Employee becomes a Participant in this Plan and if so, the terms of such participation, which will be based on the Participant’s Base Wages Earned in an incentive-eligible position during the applicable Performance Period, unless the Committee determines otherwise. 4.3 Demotions. If a Participant is demoted during the Performance Period, the Committee will determine whether participation in this Plan ends at that time, or is continued, potentially at a reduced level. ARTICLE V PERFORMANCE GOALS 5.1 General. Prior to the beginning of each Performance Period, or not later than ninety (90) days following the commencement of the relevant Performance Period (or, in the case of a Performance Period for a period of time of less than 12 months’ duration, no later than by the end of the first 25% of such period), the Committee shall establish and communicate in writing to each Participant the specific Performance Goals which must be achieved for each Participant to receive an Award payment for such Exhibit 10.23

7 Performance Period. For an Employee who is first hired as an employee and who becomes a Participant after the first day of the Performance Period, the Performance Goals and other criteria as set forth in this Article V shall be established by the Committee and communicated to the Participant upon their selection for participation in the Plan. 5.2 Establishment of Target Awards. The Committee will establish the percentage of each Participant’s Base Wages Earned that will be awarded to the Participant for a given Performance Period if the Performance Goals are achieved at the target level (the “Target Award”). Each Participant’s Target Award percentage will be communicated in writing to the Participant, and shall remain in effect for the Performance Period until any change thereto is communicated to the Participant in writing. The actual Award to a Participant may be greater or less than his or her Target Award, depending on the level of achievement of the Performance Goals and any other objective or subjective factors as the Committee shall deem relevant. ARTICLE VI PAYMENT OF AWARDS 6.1 Performance Period Payments. The Committee shall make a determination as soon as practicable after appropriate financial and other data respecting the Performance Goal(s) respecting the applicable Performance Period, or such portion of the applicable Performance Period as the Committee shall determine, whether the Performance Goal(s) have been achieved and the amount of the Award payment for each Participant. The Committee shall certify the foregoing determinations in writing. Payment of each Award in a cash lump sum, less applicable withholding taxes pursuant to Article IX of the Plan, shall be made as soon as practicable after certification by the Committee, provided, however, that any such payment shall be made no later than March 15 of the year immediately following the year in which the applicable Performance Period expires. 6.2 Discretionary Downward Adjustments. At any time after an Award has been granted but before the Award has been paid, the Committee, in its sole and absolute discretion, may reduce or eliminate the Award granted to any Participant for any reason or for no reason, including, without limitation, the Committee’s judgment that the Performance Goals have become an inappropriate measure of achievement, additional Performance Goals are necessary to measure achievement, change in the employment status, position or duties of the Participant, unsatisfactory performance of the Participant, or the Participant’s service for less than the entire Performance Period. ARTICLE VII TERMINATION OF EMPLOYMENT 7.1 Termination of Employment Due to Death, Disability, or Retirement. (a) Death, Disability, or Retirement. In the event a Participant’s employment with the Company and all Subsidiaries is terminated by reason of death, Disability, or Retirement prior to the payment date of an Award or during a Performance Period, the Participant (or for a deceased Participant, the Participant’s beneficiary (if any) as set forth in Section 7.1(b)) (subject to the Committee’s discretion as allowed by Sections 3.2 and 6.2 of the Plan) shall be entitled to a distribution of the Award on the payment date that would otherwise have been payable to the Participant pursuant to Article VI of the Plan after the completion of the Performance Period, based on the Participant’s Base Wages Earned in an incentive-eligible position during the applicable Performance Period, as determined by the Committee. In the event no Award is payable under Article VI upon completion of the Performance Period, no amount will be payable to a Participant (or to the deceased Participant’s beneficiary). Exhibit 10.23

8 (b) Beneficiary. To the extent any Award payment has been determined by the Committee to be payable for a deceased Participant, such Award payment shall (as applicable) be paid to the first of the following: (i) the designated beneficiary(ies) for such Participant’s basic life insurance benefit provided under the ONE Gas, Inc. Life Insurance Plan; (ii) the designated beneficiary(ies) for such Participant as provided under the ONE Gas, Inc. 401(k) Plan; provided that if no beneficiary has been designated by such Participant under the ONE Gas, Inc. 401(k) Plan, such Award shall not be paid to the Participant’s estate and shall be paid to the next applicable person(s) as set forth below in Section 7.1(b)(iii) or Section 7.1(b)(iv); (iii) the deceased Participant’s surviving Spouse or surviving Domestic Partner, as applicable; or (iv) the deceased Participant’s surviving Child(ren); provided however, that notwithstanding anything to the contrary herein, if Section 7.1(b)(i) through Section 7.1(b)(iv) is not applicable for a deceased Participant, the Participant’s Award (if any) shall be immediately forfeited, and no Award or amount shall be payable or due under this Plan with respect to such deceased Participant. 7.2 Termination for Reasons Other than Death, Disability, or Retirement. In the event a Participant’s employment is terminated with the Company and all Subsidiaries prior to the end of the Performance Period for any reason other than death, Disability, or Retirement, the Participant’s Award for such Performance Period shall be immediately forfeited and the Participant shall have no right to any payment thereafter; provided, however, that under such circumstances the Committee may, in its sole discretion, pay the Participant an amount not to exceed the amount earned according to the terms of the Award based on the Participant’s Base Wages Earned in an incentive-eligible position during the applicable Performance Period. In the event no Award is payable under Article VI upon completion of the Performance Period, no amount will be payable to a Participant. ARTICLE VIII CHANGE OF CONTROL If a Change of Control occurs, then notwithstanding any other provisions of the Plan, each outstanding Award shall be deemed to have achieved a level of performance equal to the actual performance level achieved as of the occurrence of such Change of Control as determined by the Committee. In determining whether a performance level is achieved in this circumstance, the Committee may make any adjustment in the Performance Goals by measuring such criteria over the period commencing on the first day of the Performance Period and ending on the date of the Change of Control, instead of over the entire Performance Period. In the event of a Change of Control, payment of an award shall be made as soon as practicable, but in no event later than 60 days following such Change of Control. ARTICLE IX PAYMENT OF WITHHOLDING TAXES All distributions under the Plan are subject to withholding of all applicable taxes. The Company may condition the delivery of benefits under the Plan on satisfaction of the applicable Exhibit 10.23

9 withholding obligations and is entitled to withhold and deduct from the payment made pursuant to an Award or from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state, and local withholding and employment-related tax requirements attributable to any payment made pursuant to an Award. ARTICLE X AMENDMENT; MODIFICATION; TERMINATION The Committee or the Board may amend, suspend or terminate the Plan or any portion thereof at any time and for any reason in its sole discretion. Any amendment, suspension or termination of the Plan may adversely affect any outstanding Award without the consent of the affected Participant. Any payments pursuant to Awards outstanding upon termination of the Plan may continue to be made in accordance with the terms of the Awards, subject to the authority of the Committee pursuant to Articles III and IX of the Plan. ARTICLE XI NON-FUNDED, UNSECURED OBLIGATION Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the cash, if any, payable under the Plan (subject to the authority of the Committee pursuant to Article III), unsecured by any assets of the Company, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company shall be sufficient to pay any benefits to any person. To the extent that a Participant acquires a right to receive such a cash payment under the Plan, such right shall be no greater than the right of any unsecured, general creditor of the Company. No portion of any amount payable to Participants under the Plan shall be held by the Company in trust or escrow or any other form of asset segregation. ARTICLE XII EFFECTIVE DATE; DURATION OF THE PLAN The Plan was approved by the Board on November 18, 2016. The Plan became effective upon approval by the shareholders at the Company’s 2017 annual meeting of the shareholders on May 25, 2017. The Plan was subsequently amended and restated February 18, 2020 to be effective January 1, 2020 and is hereby subsequently amended and restated May 23, 2024 to be effective January 1, 2024. The Annual Officer Incentive Subplan adopted pursuant to this Plan was terminated effective January 1, 2020. The terms of the Plan as it existed on December 31, 2023 shall continue to apply to Awards granted prior to January 1, 2024. The terms of this amended and restated Plan shall apply to Awards granted on or after January 1, 2024. The Plan shall remain in effect until such time as the Plan is terminated as provided in Article X. ARTICLE XIII MISCELLANEOUS 13.1 Employment. The Plan does not constitute a contract of employment and nothing in the Plan will interfere with or limit in any way the right of the Company to terminate the employment or otherwise modify the terms and conditions of the employment of any Employee or Participant at any time, nor confer upon any Employee or Participant any right to continue in the employ of the Company. Exhibit 10.23

10 13.2 Restrictions or Transfer. Except as otherwise expressly permitted by the Plan, no right or interest of any Participant in an Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise. 13.3 Governing Law. Except in connection with other matters of corporate governance and authority (all of which shall be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration, and effect of the Plan and any rules, regulations, and actions relating to the Plan will be governed by and construed exclusively in accordance with the internal, substantive laws of the State of Oklahoma, without regard to the conflict of law rules of the State of Oklahoma or any other jurisdiction. 13.4 Clawbacks. (a) Awards made pursuant to the Plan are subject to clawback and recovery pursuant to any and all of the Company’s applicable clawback and compensation recovery policy(ies) then in effect. To the extent required by applicable laws, rules, regulations, New York Stock Exchange (“NYSE”) rule, or Securities Exchange Commission (“SEC”) rule or requirements and any and all applicable Company clawback, repayment, and/or compensation recovery policy(ies) then in effect, the Company shall have the right, and shall take all actions necessary, to clawback and recover any amounts paid to any individual under this Plan. (b) In any event, even if the method of clawback, repayment, and/or reduction is not required or specified by applicable law, Company policies, NYSE rule, or SEC rule, in any situation where the Board or the Committee determines that fraud, negligence, or intentional misconduct by the Participant was a contributing factor to the Company having to restate all or a portion of its financial statement(s), the Committee may request clawback, repayment, and/or reduction of compensation. The Committee may determine whether the Company shall effect any such clawback, repayment, and/or reduction: (i) by seeking repayment from the Participant, (ii) by reducing (subject to applicable law and the terms and conditions of the Plan or any other applicable plan, program, or arrangement) the amount that would otherwise be awarded or payable to the Participant under the Award, the Plan or any other compensatory plan, program, or arrangement maintained by the Company, (iii) by withholding payment of future increases in compensation (including the payment of any discretionary bonus amount) or grants of compensatory awards that would otherwise have been made in accordance with the Company's otherwise applicable compensation practices, or (iv) by any combination of the foregoing. The determination regarding the Participant’s conduct, and clawback, repayment, and/or reduction under this provision shall be within the sole discretion of the Committee and shall be final and binding on the Participant and the Company. The Participant, in consideration of the grant of the Award, acknowledges the Participant's understanding and agreement to this provision, and hereby agrees to make and allow an immediate and complete repayment or reduction in accordance with this provision in the event of a call for clawback, repayment, and/or other action by the Company or Committee to effect its terms with respect to the Participant and the Award. 13.5 Code Section 409A. The Plan and all Awards granted hereunder are intended to comply with, or otherwise be exempt from, Code Section 409A. The Plan and all Awards shall be administered, interpreted, and construed in a manner consistent with Code Section 409A or an exemption therefrom. Should any provision of the Plan, any Award hereunder, or any other agreement or arrangement contemplated by the Plan be found not to comply with, or otherwise be exempt from, the provisions of the Code Section 409A, such provision shall be modified and given effect (retroactively if necessary), in the sole discretion of the Committee, and without the consent of the Participant, in such manner as Exhibit 10.23

11 the Committee determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Code Section 409A. Without limiting the foregoing and notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation or tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to this Plan during the six-month period immediately following the Employee’s separation from service shall instead be paid on the first business day after the date that is six months following the Employee’s termination date (or death, if earlier), with interest from the date such amounts would otherwise have been paid at the short-term applicable federal rate, compounded semi-annually, as determined under Section 1274 of the Code, for the month in which payment would have been made but for the delay in payment required to avoid the imposition of an additional rate of tax on the Employee under Section 409A. Any payments to be made under this Plan upon a termination of employment shall only be made if such termination of employment constitutes a “separation from service” under Section 409A. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Plan comply with Section 409A and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Employee on account of non-compliance with Section 409A. 13.6 Successors. The Plan will be binding upon and inure to the benefit of the successors of the Company and the Participants. Adopted by the Board of Directors May 23, 2024 to be effective January 1, 2024. Exhibit 10.23